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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2007



                                 NEOPHARM, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                   33-90516                  51-0327886
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        (State or other        (Commission File Number)        (IRS Employer
        jurisdiction of                                     Identification No.)
         incorporation)

                    1850 Lakeside Drive, Waukegan, Illinois 60085
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                 (Address of principal executive offices) (Zip Code)

                                 (847) 887-0800
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                (Registrant's telephone number, including area code)

                                      None
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            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


                                TABLE OF CONTENTS
                                -----------------

      Item 1.01. Entry into a Material Definitive Agreement.

      Item 9.01. Financial Statements and Exhibits.

SIGNATURE
INDEX TO EXHIBITS
Exhibit 10.1
Exhibit 10.2

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

Item 1.01. Entry into a Material Definitive Agreement.

(a)

(1)   Amendment of NeoPharm, Inc. 2006 Equity Incentive Plan

At the Company's 2007 Annual Meeting, Amendments (the "Amendments") to the NeoPharm, Inc. 2006 Equity Incentive Plan (the "2006 Plan") were approved by the Company's shareholders. The Amendments to the 2006 Plan (i) increased the number of shares of the Company's common stock authorized for issuance under the 2006 Plan from 1,000,000 to 3,400,000 and (ii) increased the maximum number of shares of common stock that may be granted to any individual during any calendar year or earned by any individual under any performance based award during any calendar year, from 500,000 to 750,000. In all other respects, the 2006 Plan remains unchanged. Details of the 2006 Plan, as amended, can be found under the heading "PROPOSAL NO. 2 APPROVAL OF AMENDMENTS TO THE 2006 EQUITY INCENTIVE PLAN TO INCREASE AUTHORIZED SHARES AND MAXIMUM AWARD OF SHARES TO ANY INDIVIDUAL IN A YEAR" set forth on pages 31 to 44 of the Company's 2007 Annual Meeting Proxy Statement which was filed with the Securities and Exchange Commission on July 6, 2007 (the "2007 Proxy"). A copy of the 2006 Plan, as amended, by the Amendments is set forth as Appendix A to the 2007 Proxy.

All employees, directors and consultants are eligible to participate in the 2006 Plan. For purposes of the 2006 Plan, an "employee" means any person, including officers and directors employed by the Company, who perform services for and is designated as an employee of the Company, or any subsidiary; a "director" means any individual who is a member of the Company's Board; and a "consultant" means any person who is engaged by the Company or a subsidiary, to render consulting or advisory services.

This description of the Amendments and the 2006 Plan is qualified in its entirety by reference to the actual terms of the 2006 Plan, as amended by the Amendments, which is attached as Appendix A to the 2007 Proxy.

(2)   Compensation for Non-Employee Directors; Committee Appointments

On August 16, 2007, acting upon a recommendation of the Corporate Governance Committee of the Board of Directors, the Board of Directors of NeoPharm, Inc. (the "Company") approved the following Compensation Plan for Non-Employee Directors for the 2007-2008 Board term:



 *    Board membership:          A restricted stock grant
                                 having a value of $50,000 will be awarded upon each Director's election to the Board of Directors at the annual meeting. Shares will not vest until one year after the date of grant. Directors elected during the year to fill vacancies would receive pro-rata grants.

 *     Board Chairman:           In  addition  to  the  stock  grant  for  Board
                                 membership, the individual  serving as Chairman
                                 of  the  Board  will  receive   an   additional
                                 restricted stock grant with a value at the time of grant of $10,000. Again the shares will be subject to one year vesting. In addition, the Chairman of the Board will receive a cash payment of $24,000 per year (payable in four installments of $6,000 per quarter).

 *     Corporate Governance      Directors serving as  members of the  Corporate
       Committee Members:        Governance   Committee    will   receive   cash
                                 compensation of $10,000 per year (payable in four installments of $2,500 per quarter).

 *     Corporate Governance      The  individual  serving  as  Chairman  of  the
       Committee Chairman:       Corporate  Governance  Committee  will  receive
                                 cash compensation of $22,500 per year (payable in four installments of $5,625 per quarter).
 *                               Audit Committee Members: Directors serving as
                                 members of the Audit Committee will receive cash compensation of $10,000 per year (payable in four installments of $2,500 per quarter).

 *     Audit Committee           The individual serving as Chairman of the Audit
       Chairman:                 Committee  will receive  cash  compensation  of
                                 $20,000 per year (payable in four installments of $5,000 per quarter).

 *     Compensation Committee    Directors serving    as    members   of   the
       Members:                  Compensation  Committee   will   receive   cash
                                 compensation  of   $4,000   (payable   in  four
                                 installments of $1,000 per quarter).

 *     Compensation Committee    The  individual  serving  as  Chairman  of  the
       Chairman:                 Compensation Committee will receive annual cash
                                 compensation  of  $10,000   (payable   in  four
                                 installments of $2,500 quarter).


     At the Annual Meeting of the Stockholders of the Company held on August 16, 2007, each of the following individuals was re-elected to the Board of Directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Frank C. Becker, Laurence P. Birch, Bernard A. Fox, Paul E. Freiman, and John N. Kapoor. All of the directors, with the exception of Mr. Birch, are non-employee directors of the Company.

Following the August 16, 2007 Annual Meeting of Stockholders, the following Committee assignments and Chairman appointments were approved by the Board of
Directors:

 *     Corporate Governance      Frank C. Becker,  Bernard  A. Fox,  and Paul E.
       Committee:                Freiman.  The  Board   appointed   Dr.  Fox  as
                                 Chairman of the Corporate Governance Committee.

 *     Compensation Committee:   Frank C. Becker,  Bernard  A. Fox,  and Paul E.
                                 Freiman. The Board  appointed  Mr.  Freiman  as
                                 Chairman of the Compensation Committee.

 *     Audit Committee Members:  Frank C. Becker,  Bernard  A. Fox,  and Paul E.
                                 Freiman. The Board appointed Mr. Becker as Chairman of the Audit Committee.


The Board also elected John N. Kapoor as Chairman of the Board.

Relationships. With the exception of Mr. Laurence P. Birch, the President and CEO and Acting CFO of the Company, none of the Directors has any current relationship with the Company other than as a Director of the Company and as a member of the various committees of the Board as described above.

Item 9.01. Financial Statements and Exhibits.

   (d)Exhibits:

Exhibit No.                                 Description
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10.1        The NeoPharm, Inc. 2006 Equity Incentive Plan, as amended, is incorporated by reference from Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed by the Company July 6, 2007 (File No. 001-12493).

10.2        Schedule of Non-Employee Director Compensation for 2007-2008 Board
            Term.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEOPHARM, INC.

Dated: August 20, 2006               By:   /s/ Laurence P. Birch
                                       -----------------------------------------
                                    Printed Name: Laurence P. Birch
                                    Title:  President and CEO

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

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K

                              Dated August 16, 2007

                                 NeoPharm, Inc.

Exhibit No.                                 Description
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10.1        The NeoPharm, Inc. 2006 Equity Incentive Plan, as amended, is incorporated by reference from Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed by the Company July 6, 2007 (File No. 001-12493).

10.2        Schedule of Non-Employee Director Compensation for 2007-2008 Board
            Term.